united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares (AFLEX)
Class C Shares (AFLKX)
Class I Shares (AFLIX)

October 31, 2018

Annual Report

Advised by:
Anfield Capital Management
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.AnfieldCapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 2018

Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

The Universal Fixed Income Fund completed its fifth fiscal year on October 31, 2018, and we are pleased to report that the Fund has achieved favorable performance in pursuing its investment objectives. We are proud to report that the Fund’s assets grew nicely - to approximately $232 million - at fiscal year-end, delivering competitive returns of 3.25%, 2.59% and 3.61% from A, C and I shares respectively, net of all fees and expenses, for the year ended October 31, 2018.

Fund performance was driven largely by mortgage-backed and asset-backed positions, as well as its investment grade and high yield corporate positions. These selections not only performed well, but also limited the Fund’s volatility to a low 1.33% for the year ended October 31, 2018.

The year was not without its challenges; the confluence of tighter credit at home and uncertain rate cycles abroad limited options for exposure to sovereign fixed income, including U.S. Treasuries. However, we converted uncertainty into opportunity by targeting duration between 1 to 3 years - a lucrative tactic, it turned out, given the sequential interest rate hike that will no doubt make 2018 memorable. Overall, we believe the Fund remains well positioned for the economic and market environment we see going forward, with a blend of conservative, defensive positions and carefully selected exposures designed to capitalize on a range of yield and price enhancement.

Finally - and in the spirit of teamwork that defines our work here at Anfield Capital Management - I would like to thank the entire dedicated staff without whom the head line portfolio management team of Cyrille Conseil, CFA; Peter Van de Zilver, CFA; and David Young, CFA, could not succeed with such consistency.

Economic and Financial Market Commentary

●	Stocks took a beating in October as the Dow Jones, S&P, and Nasdaq indices shed 6%, 7% and 9% for the month, respectively. Of the 500 stocks in the S&P 500, nearly 400 saw declines.

●	US Treasury yields tumbled in late October due to a decline in inflation expectations—despite a 25% surge in oil prices—and a quest for safe havens amid plunging stock prices.

●	FactSet Research reported that, with 48% of the companies in the S&P 500 reporting results for the third quarter (as of the end of October 2018), 77% of companies have reported a positive EPS surprise. The blended earnings growth rate for the S&P 500 was on track for 22.5% average growth for the quarter, which would mark the third highest earnings growth since Q3 2010.

●	The burden of servicing the US budget nearly doubled in October, to $779 Billion, an all-time high. The increase, attributed largely to tax cuts and defense outlays, was on track to reach $895 billion in November—$222 billion or 39% more than the previous year. Meanwhile, the US federal debt increased by $1.80 trillion in fiscal year 2018, according to data released by the Treasury Department.

●	Despite growing fears about the debt problem, the US economy expanded at a 3.5% pace in the third quarter thanks to consumer spending, restocking of businesses inventories and governments expenditures, marking the strongest back-to-back quarters of growth since 2014, according to the Commerce Department.

●	The IMF issued its report on global growth downgrades led by China, which is expected to slow by 20bps to 6.2%. Emerging market and developing economies’ growth was downgraded 20bps and 40bps in 2018 and 2019, respectively, as the report warned that growth in major economies has peaked.

●	Growth in the Eurozone, meanwhile, fell to its slowest pace in more than four years, according to Bloomberg. Following a rally sparked after Moody’s cut Italian debt ratings less than the markets feared (one notch above junk—Baa3), the euro weakened on the news that German business activity slowed to its lowest rate in nearly four years as France’s manufacturing PMI index hit a 25-month low.

●	The Bank of Japan held interest rates at -0.1% while trimming its inflation forecasts. It also vowed to purchase 10-year Japanese government bonds to maintain the yield at “around zero percent.” In doing so, Tokyo will drift further behind the rest of the developed world in policy normalizing in its battle to stoke inflation in line with its 2% target.

Current Fixed Income Investment Strategy

●	Maintain a defensive position relative to interest rates, as we expect rates to continue to normalize from their low levels.

●	Emphasize high quality yield enhancing corporate credit / MBS / ABS fixed income allocations

●	Remain vigilant as asset markets reach new highs. Explore deeper in the credit stack on a selective basis targeting single ‘B’ names, BB rated CLO tranches, and non-agency MBS

●	Our investment strategy is summarized below:

Directional (top-down macro)	Defensive, positioned for higher rates; target duration between 1 to 3 years
Yield Curve	1 – 5 years (short-intermediate) mainly driven by directional, duration, sector, and yield views
Sector	Emphasize all grade yield enhancing corporate credits with strong cash positions and improving fundamentals & MBS and ABS allocations
Security Selection	Active and selective
Liquidity	Continue to focus on strong liquidity—which tends to be undervalued in uncertain markets
Volatility	Target between 1% and 2% annualized standard deviation (risk)

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support, trust and confidence.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

8603-NLD-12/27/2018

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2018

The Fund’s performance figures* for the periods ended October 31, 2018, compared to its benchmark:

			Since
	1 Year	5 Year	Inception(a)
Class A	3.25%	2.84%	2.81%
Class A with 5.75% load	(2.66)%	1.64%	1.67%
Class C	2.59%	2.00%	2.03%
Class I	3.61%	3.10%	3.05%
BofA Merrill Lynch US Dollar 3-Month Libor Constant Maturity Index(b)	1.85%	0.79%	0.76%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2019 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) at 1.50%, 2.25%, and 1.25% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated February 28, 2018. Without waiver or reimbursement the gross expenses and fees are 1.54%, 2.29% and 1.29% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated February 28, 2018. These fee waivers and expense reimbursements by the Advisor are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. The expense limits in effect prior to their expiration on March 1, 2018 were 1.20%, 1.95% and 0.95% for Class A, Class C and Class I shares. Please review the Fund’s most recent prospectus dated February 28, 2018 for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Comparison of the Change in Value of a $100,000 Investment *

*	Performance shown is for class I shares. The performance of the Fund’s other classes may be greater or less than the line shown due to differences in loads and fees paid by shareholders in different share classes.

Top Allocations	% of Net Assets
Bonds & Notes	94.0%
Mutual Funds	3.3%
Preferred Stocks	0.6%
Exchange Traded Fund	0.2%
Closed End Fund	0.1%
Other Assets Less Liabilities *	1.8%
100.0%

* Derivatives are included in other assets less liabilities.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2018

Shares						Fair Value

	CLOSED END FUND - 0.1%
	DEBT FUND - 0.1%
13,898	BlackRock Floating Rate Income Strategies Fund, Inc.					$180,257
	TOTAL CLOSED END FUND (Cost $202,950)					180,257

	EXCHANGE TRADED FUND - 0.2%
	DEBT FUND - 0.2%
16,900	Invesco Senior Loan ETF					388,869
	TOTAL EXCHANGE TRADED FUND (Cost $419,079)					388,869

	MUTUAL FUNDS - 3.3%
	DEBT FUNDS - 3.3%
203,556	Fidelity Floating Rate High Income Fund - Institutional Class					1,954,133
549,222	Vanguard Short-Term Investment Grade Fund - Institutional Class					5,717,403
	TOTAL MUTUAL FUNDS (Cost $7,819,386)					7,671,536

Par Value		Coupon Rate (%)	Maturity	Spread	Rate
	BONDS & NOTES - 94.0%
	AGENCY COLLATERAL CMO - 14.8%
$1,755,402	Fannie Mae Interest Strip *	2.5000	2/25/2028			125,299
825,476	Fannie Mae Interest Strip *	3.5000	11/25/2041			163,666
552,348	Fannie Mae Interest Strip *#	4.0000	11/25/2041			114,285
1,109,789	Fannie Mae Interest Strip *#	4.5000	11/25/2040			281,147
922,947	Fannie Mae Interest Strip *#	4.5000	7/25/2042			275,328
529,624	Fannie Mae Interest Strip *#	4.5000	7/25/2042			134,954
1,085,374	Fannie Mae Interest Strip *	5.5000	5/25/2033			210,189
719,432	Fannie Mae Interest Strip *	5.5000	8/25/2035			151,092
442,824	Fannie Mae Interest Strip *	5.5000	4/25/2036			84,721
672,195	Fannie Mae Interest Strip *	5.5000	6/25/2037			137,087
1,008,994	Fannie Mae Interest Strip *	5.5000	1/25/2038			273,661
548,115	Fannie Mae Interest Strip *	7.0000	2/25/2037			136,191
428,710	Fannie Mae Interest Strip *#	7.0000	8/25/2038			105,071
23,911,462	Fannie Mae REMICS *~	0.0300	6/25/2045	Monthly US LIBOR	+6.20%	44,172
435,353	Fannie Mae REMICS *	3.0000	8/25/2030			31,796
3,795,867	Fannie Mae REMICS *	3.5000	5/25/2044			549,831
6,037,234	Fannie Mae REMICS *	3.5000	12/25/2044			1,001,719
7,354,259	Fannie Mae REMICS *	3.5000	11/25/2045			1,328,650
4,062,835	Fannie Mae REMICS *	3.5000	2/25/2046			743,126
935,338	Fannie Mae REMICS *	3.5000	10/25/2047			190,047
3,805,441	Fannie Mae REMICS *	3.5000	12/25/2047			759,713
1,733,943	Fannie Mae REMICS *	3.5000	12/25/2047			326,960
3,487,176	Fannie Mae REMICS *	3.5000	1/25/2048			645,894
473,894	Fannie Mae REMICS *~	3.8686	4/25/2045	Monthly US LIBOR	+6.15%	76,518
5,555,430	Fannie Mae REMICS *~	4.0000	4/25/2041			740,312
2,332,934	Fannie Mae REMICS *	4.0000	10/25/2041			313,952
4,127,097	Fannie Mae REMICS *	4.0000	5/25/2044			618,282
4,966,776	Fannie Mae REMICS *	4.0000	5/25/2047			874,796
3,324,390	Fannie Mae REMICS *	4.0000	10/25/2047			642,506
6,540,131	Fannie Mae REMICS *	4.0000	3/25/2048			1,639,364
2,449,113	Fannie Mae REMICS *	4.0000	5/25/2048			518,114
2,454,940	Fannie Mae REMICS *	4.0000	5/25/2048			531,385
454,430	Fannie Mae REMICS *~	4.1686	12/25/2037	Monthly US LIBOR	+6.45%	53,520
1,911,806	Fannie Mae REMICS *~	4.2386	9/25/2037	Monthly US LIBOR	+6.52%	257,757

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	AGENCY COLLATERAL CMO - 14.8% (Continued)
$2,048,751	Fannie Mae REMICS *~	4.2686	6/25/2038	Monthly US LIBOR	+6.55%	$110,641
1,345,392	Fannie Mae REMICS *~	4.3486	11/25/2036	Monthly US LIBOR	+6.63%	193,390
771,363	Fannie Mae REMICS *~	4.3686	3/25/2036	Monthly US LIBOR	+6.65%	80,183
707,734	Fannie Mae REMICS *~	4.3686	12/25/2036	Monthly US LIBOR	+6.65%	101,349
242,783	Fannie Mae REMICS *~	4.4286	7/25/2035	Monthly US LIBOR	+6.71%	28,636
750,121	Fannie Mae REMICS *~	4.4786	5/25/2037	Monthly US LIBOR	+6.76%	102,929
1,664,653	Fannie Mae REMICS *~	4.4786	6/25/2037	Monthly US LIBOR	+6.76%	196,638
1,897,805	Fannie Mae REMICS *	4.5000	2/25/2043			375,349
1,271,608	Fannie Mae REMICS *	4.5000	9/25/2043			219,950
1,711,656	Fannie Mae REMICS *	4.5000	12/25/2047			406,052
3,954,496	Fannie Mae REMICS *	4.5000	10/25/2048			868,516
838,163	Fannie Mae REMICS *	6.0000	12/25/2039			170,808
375,682	Fannie Mae REMICS *	6.0000	3/25/2040			84,613
231,787	Fannie Mae REMICS *~	7.5000	10/25/2023	Monthly US LIBOR	+16.00%	28,099
34,215,032	Freddie Mac REMICS *	0.2088	8/15/2044			364,180
1,871,427	Freddie Mac REMICS *~	1.1000	3/15/2034	Monthly US LIBOR	+7.10%	72,987
1,709,191	Freddie Mac REMICS *	3.0000	6/15/2041			225,096
557,480	Freddie Mac REMICS *	3.5000	4/15/2033			60,532
2,352,080	Freddie Mac REMICS *	3.5000	4/15/2038			220,270
1,516,958	Freddie Mac REMICS *	3.5000	3/15/2043			201,179
1,466,417	Freddie Mac REMICS *	3.5000	3/15/2043			224,972
1,106,961	Freddie Mac REMICS *	3.5000	3/15/2043			166,593
1,083,925	Freddie Mac REMICS *	3.5000	6/15/2043			146,140
1,624,544	Freddie Mac REMICS *	3.5000	7/15/2043			239,247
879,411	Freddie Mac REMICS *	3.5000	2/15/2044			147,752
3,061,878	Freddie Mac REMICS *	3.5000	4/15/2044			486,940
910,893	Freddie Mac REMICS *	3.5000	4/15/2046			156,740
1,107,020	Freddie Mac REMICS *~	3.8205	12/15/2044	Monthly US LIBOR	+6.10%	160,239
899,744	Freddie Mac REMICS *	4.0000	12/15/2041			128,648
2,054,652	Freddie Mac REMICS *	4.0000	4/15/2043			446,257
6,174,821	Freddie Mac REMICS *	4.0000	8/15/2043			904,869
1,699,458	Freddie Mac REMICS *	4.0000	1/15/2044			255,952
1,337,966	Freddie Mac REMICS *	4.0000	9/15/2044			163,706
1,146,606	Freddie Mac REMICS *	4.0000	3/15/2045			249,893
1,820,222	Freddie Mac REMICS *	4.0000	12/15/2046			337,026
4,256,349	Freddie Mac REMICS *~	4.2205	10/15/2041	Monthly US LIBOR	+6.50%	671,705
848,808	Freddie Mac REMICS *~	4.4705	5/15/2029	Monthly US LIBOR	+6.75%	84,547
5,861,248	Freddie Mac REMICS *	4.5000	12/15/2044			989,045
1,055,817	Freddie Mac REMICS *~	4.7205	1/15/2032	Monthly US LIBOR	+7.00%	142,735
235,121	Freddie Mac REMICS *~	4.9705	3/15/2032	Monthly US LIBOR	+7.25%	29,390
1,028,184	Freddie Mac REMICS *~	5.4205	7/15/2034	Monthly US LIBOR	+7.70%	135,920
85,290	Freddie Mac REMICS *	5.5000	7/15/2040			70
287,532	Freddie Mac REMICS *~	5.6005	6/15/2031	Monthly US LIBOR	+7.88%	46,207
171,586	Freddie Mac REMICS *~	6.5000	3/15/2032	Monthly US LIBOR		34,628
3,406	Freddie Mac REMICS ~	9.4410	2/15/2019	Monthly US LIBOR	+14.00%	3,420
59,475	Freddie Mac REMICS ~	15.0033	2/15/2032	Monthly US LIBOR	+20.93%	75,877
1,056,065	Freddie Mac Strips *#	4.3680	1/15/2043			262,480
702,134	Freddie Mac Strips *#	4.4000	12/15/2039			153,245
636,426	Freddie Mac Strips *#	4.5170	12/15/2040			150,355
1,187,299	Freddie Mac Strips *	5.0000	6/15/2038			248,992
300,905	Freddie Mac Strips *~	5.4205	8/15/2036	Monthly US LIBOR	+7.70%	47,641

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	AGENCY COLLATERAL CMO - 14.8% (Continued)
$21,167,572	Government National Mortgage Association *~	0.1500	9/16/2034	Monthly US LIBOR	+6.70%	$115,178
3,200,195	Government National Mortgage Association *	3.0000	6/20/2041			401,407
277,823	Government National Mortgage Association *	3.0000	7/20/2041			36,081
5,142,307	Government National Mortgage Association *	3.0000	8/20/2041			535,548
955,869	Government National Mortgage Association *	3.0000	7/20/2043			150,869
1,516,500	Government National Mortgage Association *	3.5000	10/20/2039			214,338
3,359,861	Government National Mortgage Association *	3.5000	8/20/2040			251,703
1,540,830	Government National Mortgage Association *	3.5000	3/20/2044			236,140
666,196	Government National Mortgage Association *	3.5000	4/20/2044			126,069
2,253,363	Government National Mortgage Association *	3.5000	8/20/2044			286,267
2,257,037	Government National Mortgage Association *	3.5000	12/20/2045			407,222
3,214,285	Government National Mortgage Association *	3.5000	9/20/2046			723,861
2,866,075	Government National Mortgage Association *	3.5000	3/20/2047			449,596
4,783,334	Government National Mortgage Association *	3.5000	1/20/2048			951,421
539,831	Government National Mortgage Association *~	3.8204	1/20/2046	Monthly US LIBOR	+6.10%	72,919
491,788	Government National Mortgage Association *~	3.9204	12/20/2042	Monthly US LIBOR	+6.20%	54,870
241,906	Government National Mortgage Association *	4.0000	12/16/2026			23,427
877,634	Government National Mortgage Association *	4.0000	12/20/2040			112,400
3,885,849	Government National Mortgage Association *	4.0000	11/20/2044			553,071
1,294,119	Government National Mortgage Association *	4.0000	7/20/2045			194,862
6,658,887	Government National Mortgage Association *	4.0000	11/20/2047			1,037,650
891,959	Government National Mortgage Association *~	4.0203	8/16/2038	Monthly US LIBOR	+6.30%	64,943
393,661	Government National Mortgage Association *~	4.4203	6/16/2042	Monthly US LIBOR	+6.70%	56,376
882,069	Government National Mortgage Association *	4.5000	3/20/2044			187,858
3,083,117	Government National Mortgage Association *	4.5000	8/20/2045	Monthly US LIBOR	+6.70%	613,144
514,017	Government National Mortgage Association *	4.5000	4/20/2046			103,102
1,785,073	Government National Mortgage Association *	5.0000	2/16/2040			397,885
503,473	Government National Mortgage Association *	5.0000	12/20/2047			118,833
797,629	Government National Mortgage Association *	5.5000	7/20/2047			197,525
1,138,564	Government National Mortgage Association *#	6.0000	1/20/2040			257,976
						34,416,274
	AGRICULTURE - 0.2%
285,000	Reynolds American, Inc. ^	6.8750	5/1/2020			299,134
225,000	Reynolds American, Inc. ^	8.1250	6/23/2019			231,990
						531,124
	AIRLINES - 2.8%
992,517	America West Airlines 2001-1 Pass Through Trust	7.1000	4/2/2021			1,050,083
383,662	American Airlines 2011-1 Class A Pass Through Trust	5.2500	1/31/2021			393,503
353,670	American Airlines 2013-2 Class B Pass Through Trust ^	5.6000	7/15/2020			359,417
2,050,000	American Airlines Group, Inc. ^	4.6250	3/1/2020			2,057,688
291,242	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.0480	11/1/2020			301,260
467,928	Continental Airlines 2004-ERJ1 Pass Through Trust	9.5580	9/1/2019			478,456
1,203,614	Continental Airlines 2007-1 Class A Pass Through Trust	5.9830	4/19/2022			1,260,064
436,778	Continental Airlines 2010-1 Class A Pass Through Trust	4.7500	7/12/2022			445,044
31,339	Delta Air Lines 2010-2 Class A Pass Through Trust	4.9500	5/23/2019			31,503
169,912	United Airlines 2014-1 Class B Pass Through Trust	4.7500	4/11/2022			171,186
46,165	Virgin Australia 2013-1B Pass Through Trust ^	6.0000	10/23/2020			46,742
						6,594,946

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	AUTO MANUFACTURERS - 2.9%
$750,000	Daimler Finance North America LLC ^	1.7500	10/30/2019			$739,633
4,350,000	Fiat Chrysler Automobiles NV	4.5000	4/15/2020			4,377,188
1,145,000	Ford Motor Credit Co. LLC	2.5970	11/4/2019			1,131,524
500,000	General Motors Financial Co., Inc.	4.3750	9/25/2021			504,782
						6,753,127
	AUTO PARTS & EQUIPMENT - 0.2%
500,000	Aptiv PLC	3.1500	11/19/2020			494,697

	BANKS - 8.1%
268,000	Bank of America Corp. #	4.0423	11/18/2020	Quarterly US LIBOR	+1.72%	270,967
500,000	Bank of America Corp. #	4.1461	9/28/2020	Quarterly US LIBOR	+1.76%	507,035
500,000	Barclays Bank PLC #	3.5596	2/22/2021	Quarterly US LIBOR	+1.25%	492,421
1,125,000	BPCE SA	2.5000	7/15/2019			1,120,881
1,414,000	Capital One NA	2.4000	9/5/2019			1,404,401
250,000	Citigroup, Inc. ~	3.5841	12/15/2020	Quarterly US LIBOR	+1.25%	253,137
450,000	Citigroup, Inc. #	3.7880	8/11/2020	Quarterly US LIBOR	+1.45%	454,010
1,900,000	Citigroup, Inc. #	5.8750	3/27/2020	Quarterly US LIBOR	+4.06%	1,928,500
6,500,000	Credit Agricole SA ^#	8.3750	10/13/2019	Quarterly US LIBOR	+6.98%	6,760,000
787,000	Discover Bank	8.7000	11/18/2019			826,487
250,000	Goldman Sachs Group, Inc. #	3.7114	8/26/2020	Quarterly US LIBOR	+1.40%	251,595
344,000	Goldman Sachs Group, Inc. ~	3.7863	7/15/2020	Quarterly US LIBOR	+1.35%	346,351
252,000	HSBC Bank USA NA	4.8750	8/24/2020			257,982
2,093,545	Jacobs Douwe Egberts	4.5625	11/1/2025			2,101,395
263,000	JPMorgan Chase & Co. ~	3.0093	10/29/2020	Quarterly US LIBOR	+0.50%	258,398
400,000	Manufacturers & Traders Trust Co. #	2.9613	12/1/2021	Quarterly US LIBOR	+0.64%	398,227
500,000	National Westminster Bank PLC ~	2.6250	2/28/2019	Quarterly US LIBOR	+0.25%	410,090
700,000	Wells Fargo & Co. #	6.1041	3/15/2019	Quarterly US LIBOR	+3.77%	706,125
						18,748,002
	BEVERAGES - 2.1%
400,000	Coca-Cola European Partners PLC	3.2500	8/19/2021			394,637
350,000	Coca-Cola Femsa SAB de CV	2.3750	11/26/2018			349,588
1,263,000	Constellation Brands, Inc.	2.0000	11/7/2019			1,249,375
1,344,000	Constellation Brands, Inc.	3.8750	11/15/2019			1,352,752
1,560,000	Molson Coors Brewing Co.	2.2500	3/15/2020			1,536,538
						4,882,890
	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
258,354	Alternative Loan Trust 2004-35T2 *	6.0000	2/25/2035			56,904
15,117	Banc of America Funding 2004-D Trust #	3.8804	6/25/2034			14,995
13,656	Banc of America Mortgage 2004-A Trust #	3.8578	2/25/2034			13,740
36,047	Banc of America Mortgage 2004-C Trust #	4.1458	4/25/2034			36,516
11,034,106	BCAP LLC Trust 2007-AA2 *#	0.4467	4/25/2037			168,282
28,949	Bear Stearns ARM Trust 2003-4 #	4.4006	7/25/2033			29,331
25,148	Bear Stearns Asset Backed Securities Trust 2003-AC5	5.5000	10/25/2033			25,768
17,810	Chase Mortgage Finance Trust Series 2007-A1 #	4.2574	2/25/2037			17,949
77,988	CHL Mortgage Pass-Through Trust 2004-7 #	4.0241	5/25/2034			78,442
24,711	Citigroup Global Markets Mortgage Securities VII, Inc. ^	6.0000	9/25/2033			24,758
65,873	Citigroup Mortgage Loan Trust 2006-4	0.0000	12/25/2035			66,205
37,779	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4 ~	2.7314	6/25/2034	Monthly US LIBOR	+0.45%	35,515
7,445	First Horizon Alternative Mortgage Securities Trust 2006-FA1 ~	3.0314	4/25/2036	Monthly US LIBOR	+0.75%	7,464
67,418	GSR Mortgage Loan Trust 2004-14 #	4.5479	12/25/2034			69,090

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8% (Continued)
$424,062	GSR Mortgage Loan Trust 2004-2F *~	5.3686	1/25/2034	Monthly US LIBOR	+7.65%	$46,041
31,079	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034			31,436
132,034	Impac CMB Trust Series 2004-4 ~	3.1814	9/25/2034	Monthly US LIBOR	+0.90%	126,584
18,185	Impac CMB Trust Series 2004-5 ~	3.2014	10/25/2034	Monthly US LIBOR	+0.92%	18,363
103,746	Impac CMB Trust Series 2004-6 ~	3.1064	10/25/2034	Monthly US LIBOR	+0.83%	98,256
108,754	JP Morgan Mortgage Trust 2005-A1 #	4.2724	2/25/2035			108,743
14,646	Lehman XS Trust Series 2005-1 ~	3.7560	7/25/2035	Monthly US LIBOR	+1.50%	14,624
19,196	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033			20,166
935,897	MASTR Alternative Loan Trust 2007-HF1 *	7.0000	10/25/2047			245,283
34,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035			35,666
52,925	Morgan Stanley Mortgage Loan Trust 2004-10AR #	4.4059	11/25/2034			52,378
17,815	Morgan Stanley Mortgage Loan Trust 2004-7AR #	4.3460	9/25/2034			18,357
92,650	RAMP Series 2004-SL3 Trust	7.5000	12/25/2031			94,118
37,750	Structured Asset Securities Corp. #	4.4578	9/25/2026			38,032
36,066	Structured Asset Securities Corp. Mo Pa Th Ce Se 1998-3 Tr ~	3.2814	3/25/2028	Monthly US LIBOR	+1.00%	36,114
44,558	Wells Fargo Mortgage Backed Securities 2005-12 Trust	5.5000	11/25/2035			11,954
110,074	Wilshire Funding Corp. #	7.2500	8/25/2027			107,960
						1,749,034
	COMMERCIAL SERVICES - 1.2%
2,735,000	Nielsen Finance LLC	4.5000	10/1/2020			2,735,000

	COMPUTERS - 3.7%
2,888,000	Dell, Inc.	5.8750	6/15/2019			2,927,710
4,070,000	EMC Corp.	2.6500	6/1/2020			3,961,155
1,629,000	Leidos Holdings, Inc.	4.4500	12/1/2020			1,625,742
						8,514,607
	DIVERSIFIED FINANCIAL SERVICES - 5.6%
1,130,000	AerCap Ireland Capital DAC	4.5000	5/15/2021			1,142,877
375,000	Ally Financial, Inc.	3.3500	5/15/2019			373,858
1,816,000	Ally Financial, Inc.	3.5000	1/27/2019			1,816,000
2,881,000	Ally Financial, Inc.	3.7500	11/18/2019			2,888,491
200,000	GTP Acquisition Partners I LLC ^	2.3500	6/15/2020			195,618
500,000	ILFC E-Capital Trust I ^#	4.7800	12/21/2065	Monthly US LIBOR	+1.55%	443,750
1,602,000	International Lease Finance Corp.	5.8750	4/1/2019			1,618,267
1,926,000	Navient Corp.	5.5000	1/15/2019			1,935,630
2,571,000	Synchrony Financial	3.0000	8/15/2019			2,560,985
						12,975,476
	ELECTRIC - 1.1%
420,000	EDP Finance BV ^	5.2500	1/14/2021			431,092
1,642,000	Electricite de France SA ^	4.6000	1/27/2020			1,670,264
450,000	Entergy Corp.	5.1250	9/15/2020			459,795
100,000	PPL Capital Funding, Inc. #	5.0511	3/30/2067	Quarterly US LIBOR	+2.67%	97,500
						2,658,651
	ENVIRONMENTAL CONTROL - 0.4%
1,000,000	Waste Management, Inc.	4.7500	6/30/2020			1,024,094

	FOOD - 0.4%
902,000	Wm Wrigley Jr. Co. ^	2.9000	10/21/2019			899,927

	FOREST PRODUCTS & PAPER - 0.3%
775,000	Carter Holt Harvey Ltd. +	9.5000	12/1/2024			748,991

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	HEALTHCARE-PRODUCTS - 0.9%
$1,700,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020			$1,682,298
322,000	Zimmer Biomet Holdings, Inc.	4.6250	11/30/2019			325,967
						2,008,265
	HEALTHCARE-SERVICES - 0.2%
500,000	Quest Diagnostics, Inc.	4.7500	1/30/2020			508,994

	HOME EQUITY ASSET BACKED SECURITIES - 1.8%
84,956	Aames Mortgage Trust 2001 1 Mortgage Pass Thr Certs Se 01 1 <	8.0880	6/25/2031			90,253
81,787	ABFC 2002-OPT1 Trust ~	3.6764	4/25/2032	Monthly US LIBOR	+1.40%	82,208
117,071	ACE Securities Corp Home Equity Loan Trust Series 2003-OP1 ~	4.7564	12/25/2033	Monthly US LIBOR	+2.48%	112,631
54,472	AFC Trust Series 2000-1 ~	3.0114	3/25/2030	Monthly US LIBOR	+0.73%	52,239
36,851	Ameriquest Mort Sec Inc Asst Back Pas Thr Certs Ser 2003-9 ~	4.9912	9/25/2033	Monthly US LIBOR	+3.00%	36,931
27,896	Ameriquest Mortgage Securities Asset-Backed Pass-Thr Ctfs Ser 2003 12	3.4064	1/25/2034	Monthly US LIBOR	+1.13%	27,929
14,567	Ameriquest Mortgage Securities Asset-Backed Pass-Thr Ctfs Ser 2003 12	4.8314	1/25/2034	Monthly US LIBOR	+2.55%	14,786
7,745	Ameriquest Mortgage Securities, Inc. Asst-Back Pass-Thr Ctfs Ser 2003-	5.0554	12/25/2033			8,013
54,862	Amresco Residential Securities Corp Mortgage Loan Trust 1998-1 #	7.0000	1/25/2028			55,244
191,395	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE6	4.7564	11/25/2033	Monthly US LIBOR	+2.48%	192,817
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1 ~	6.2814	10/25/2034	Monthly US LIBOR	+4.00%	129,923
442,059	Bear Stearns Asset Backed Securities I Trust 2004-FR3 ~	4.3814	9/25/2034	Monthly US LIBOR	+2.10%	433,927
244,442	Bear Stearns Asset Backed Securities I Trust 2004-HE7 ~	4.9814	8/25/2034	Monthly US LIBOR	+2.70%	238,931
24,497	Bear Stearns Asset Backed Securities Trust 2003-ABF1 ~	3.0214	1/25/2034	Monthly US LIBOR	+0.74%	24,019
155,469	CDC Mortgage Capital Trust 2004-HE1 ~	4.0814	6/25/2034	Monthly US LIBOR	+1.80%	142,279
178,754	CDC Mortgage Capital Trust 2004-HE3 ~	4.0814	11/25/2034	Monthly US LIBOR	+1.80%	158,478
90,360	Citigroup Global Markets Mortgage Securities VII, Inc. ~	2.8414	9/25/2028	Monthly US LIBOR	+0.56%	90,022
24,658	Conseco Finance Corp. #	7.2200	3/15/2028			25,245
61,035	Credit Suisse First Boston Mortgage Securities Corp. <	6.9900	2/25/2031			62,456
40,000	GSAA Trust <	5.2950	11/25/2034			40,321
64,512	Home Equity Asset Trust ~	4.4314	3/25/2034	Monthly US LIBOR	+2.15%	63,628
195,285	Home Equity Asset Trust 2004-4 ~	4.2314	10/25/2034	Monthly US LIBOR	+1.95%	189,988
42,603	Meritage Mortgage Loan Trust 2003-1 ~	4.6064	11/25/2033	Monthly US LIBOR	+2.33%	42,584
36,156	Meritage Mortgage Loan Trust 2003-1 ~	4.9814	11/25/2033	Monthly US LIBOR	+2.70%	34,442
64,104	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 ~	4.4564	7/25/2034	Monthly US LIBOR	+2.18%	60,179
21,821	Morgan Stanley ABS Capital I, Inc. Trust 2003-HE1 ~	5.6564	5/25/2033	Monthly US LIBOR	+3.38%	21,662
484,745	Morgan Stanley ABS Capital I, Inc. Trust 2004-OP1 ~	4.1564	11/25/2034	Monthly US LIBOR	+1.88%	460,865
69,909	New Century Home Equity Loan Trust ^~	3.4064	10/25/2033	Monthly US LIBOR	+1.13%	69,616
191,413	New Century Home Equity Loan Trust Series 2003-B ~	4.7564	11/25/2033	Monthly US LIBOR	+2.48%	192,683
102,375	NovaStar Mortgage Funding Trust Series 2003-4 ~	3.3464	2/25/2034	Monthly US LIBOR	+1.07%	101,998
1,843	NovaStar Mortgage Funding Trust Series 2004-1 ~	3.8564	6/25/2034	Monthly US LIBOR	+1.58%	1,812
114,740	NovaStar Mortgage Funding Trust Series 2004-2 ~	4.5314	9/25/2034	Monthly US LIBOR	+2.25%	106,497
19,753	Option One Mortgage Accept Corp. Asset Back Certs Ser 2003 5 ~	2.9214	8/25/2033	Monthly US LIBOR	+0.64%	19,438
69,939	Saxon Asset Securities Trust 2002-1 ~	4.0814	11/25/2031	Monthly US LIBOR	+1.80%	62,315
50,181	Saxon Asset Securities Trust 2003-3 ~	4.3911	12/25/2033	Monthly US LIBOR	+2.40%	46,689
108,051	Securitized Asset Backed Receivables LLC Trust 2004-OP1 ~	3.9314	2/25/2034	Monthly US LIBOR	+1.65%	106,882
260,479	Securitized Asset Backed Receivables LLC Trust 2004-OP1 ~	4.3064	2/25/2034	Monthly US LIBOR	+2.03%	257,289
152,589	Security National Mortgage Loan Trust 2007-1 ^~	2.6365	4/25/2037	Monthly US LIBOR	+0.35%	150,529
46,538	Terwin Mortgage Trust 2004-16SL ^~	6.5564	10/25/2034	Monthly US LIBOR	+4.28%	46,460
114,760	Terwin Mortgage Trust Series TMTS 2003-2HE ~	4.4314	7/25/2034	Monthly US LIBOR	+2.15%	117,974
						4,172,182
	INSURANCE - 0.1%
300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023			302,572

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	INVESTMENT COMPANIES - 0.3%
$776,000	Ares Capital Corp.	4.8750	11/30/2018			$777,110

	LODGING - 2.1%
3,494,000	MGM Resorts International	5.2500	3/31/2020			3,546,410
1,232,000	MGM Resorts International	8.6250	2/1/2019			1,247,400
						4,793,810
	MEDIA - 3.0%
700,000	Cablevision Systems Corp.	8.0000	4/15/2020			734,125
739,000	Charter Communications Operating LLC	4.4640	7/23/2022			748,271
500,000	CSC Holdings LLC	8.6250	2/15/2019			506,250
750,000	DIRECTV Holdings LLC	5.0000	3/1/2021			772,541
1,015,000	Discovery Communications LLC ^	2.7500	11/15/2019			1,008,065
500,000	NBCUniversal Enterprise, Inc. ^	1.9740	4/15/2019			497,996
1,245,000	Time Warner Cable LLC	5.0000	2/1/2020			1,265,299
1,335,000	Time Warner Cable LLC	8.2500	4/1/2019			1,362,221
						6,894,768
	MINING - 0.1%
262,000	Newmont Mining Corp.	5.1250	10/1/2019			266,295

	MISCELLANEOUS - 0.8%
2,000,000	General Electric, Co. #	5.0000	1/21/2021	Quarterly US LIBOR	+3.33%	1,855,000

	OIL & GAS - 2.5%
630,000	BG Energy Capital PLC ^	4.0000	12/9/2020			637,160
1,000,000	Gazprom OAO Via Gaz Capital SA	9.2500	4/23/2019			1,024,170
666,000	Petrobras Global Finance BV ~	4.5763	1/15/2019	Quarterly US LIBOR	+2.14%	667,006
417,000	Petrobras Global Finance BV ~	5.2141	3/17/2020	Quarterly US LIBOR	+2.88%	426,904
3,000,000	Unit Corp.	6.6250	5/15/2021			2,992,500
						5,747,740
	OTHER ASSET BACKED SECURITIES - 20.1%
850,000	ACIS CLO 2017-7 Ltd. ^~	4.2910	5/1/2027	Quarterly US LIBOR	+1.75%	851,597
2,000,000	AMMC CLO 16 Ltd. ^~	8.4963	4/14/2029	Quarterly US LIBOR	+6.06%	2,004,824
145,531	Amortizing Residential Collateral Trust 2002-BC6 ~	4.0814	8/25/2032	Monthly US LIBOR	+1.80%	133,888
2,000,000	Arch Street CLO Ltd. ^~	8.7690	10/20/2028	Quarterly US LIBOR	+6.30%	1,992,500
1,000,000	Bain Capital Credit CLO 2017-2 ^~	4.3363	1/15/2029	Quarterly US LIBOR	+1.90%	1,002,012
172,776	Bear Stearns Asset Backed Securities Trust 2003-SD3 ~	5.1314	10/25/2033	Monthly US LIBOR	+2.85%	170,596
7,130	Bear Stearns Asset Backed Securities Trust 2006-SD2 ~	2.6614	6/25/2036	Monthly US LIBOR	+0.38%	7,145
21,133	Bravo Mortgage Asset Trust ^~	2.5214	7/25/2036	Monthly US LIBOR	+0.24%	21,121
1,600,000	Brigade Debt Funding I Ltd. ^	6.3000	4/25/2036			1,568,474
191,211	Carrington Mortgage Loan Trust Series 2004-NC2 ~	4.0814	8/25/2034	Monthly US LIBOR	+1.80%	188,856
2,000,000	Catamaran CLO 2013-1 Ltd. ^~	9.6593	1/27/2028	Quarterly US LIBOR	+7.15%	1,906,592
6,660	Chase Funding Trust Series 2002-2	5.5990	9/25/2031			6,784
1,597,500	CIFC Funding 2015-III Ltd. ^~	4.9496	4/19/2029	Quarterly US LIBOR	+2.50%	1,551,738
230,773	Countrywide Asset-Backed Certificates ~	2.7814	8/25/2034	Monthly US LIBOR	+0.50%	229,432
77,728	Countrywide Asset-Backed Certificates ^~	5.6564	3/25/2032	Monthly US LIBOR	+3.38%	77,035
22,904	Countrywide Home Equity Loan Trust ~	2.4995	4/15/2030	Monthly US LIBOR	+0.22%	22,846
202,549	Credit-Based Asset Servicing & Securitization LLC ~	3.8917	3/25/2034	Monthly US LIBOR	+2.78%	203,747
233,733	Credit-Based Asset Servicing & Securitization LLC ~	4.0064	7/25/2035	Monthly US LIBOR	+1.73%	233,786
70,895	CWABS Inc Asset-Backed Certificates Trust 2004-6 ~	3.1814	11/25/2034	Monthly US LIBOR	+0.90%	71,688
49,111	CWABS Inc Asset-Backed Certificates Trust 2004-6 ~	3.4814	11/25/2034	Monthly US LIBOR	+1.20%	50,420
1,000,000	Denali Capital CLO XI Ltd. ^	8.0790	10/20/2028	Quarterly US LIBOR	+5.61%	1,000,000

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	OTHER ASSET BACKED SECURITIES - 20.1% (Continued)
$2,400,000	ECP CLO 2015-7 Ltd. ^~	4.4390	4/22/2030	Quarterly US LIBOR	+1.97%	$2,350,037
1,000,000	Elevation CLO 2017-7 Ltd. ^~	4.3363	7/15/2030	Quarterly US LIBOR	+1.90%	979,764
17,897	Equity One Mortgage Pass-Through Trust 2002-5 <	5.8030	11/25/2032			18,763
232,969	Finance America Mortgage Loan Trust 2004-2 ~	3.2564	8/25/2034	Monthly US LIBOR	+0.98%	233,986
89,165	Finance America Mortgage Loan Trust 2004-2 ~	4.3814	8/25/2034	Monthly US LIBOR	+2.10%	87,357
43,273	First Franklin Mortgage Loan Trust 2002-FF1 ~	3.3810	4/25/2032	Monthly US LIBOR	+1.13%	43,000
2,000,000	Fortress Credit BSL VI Ltd. ^~	4.2973	7/23/2031	Quarterly US LIBOR	+1.77%	1,983,398
1,000,000	Fortress Credit Opportunities VII CLO Ltd. ^~	7.9641	12/15/2028	Quarterly US LIBOR	+5.63%	1,016,708
2,000,000	Greywolf CLO II Ltd. ^~	4.5863	10/15/2029	Quarterly US LIBOR	+2.15%	1,998,633
1,500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. ^~	8.1899	7/25/2027	Quarterly US LIBOR	+5.70%	1,494,114
2,000,000	Halcyon Loan Advisors Funding 2015-3 Ltd. ^~	8.3946	10/18/2027	Quarterly US LIBOR	+5.95%	1,959,361
1,000,000	KVK CLO 2013-1 Ltd. ^~	5.3863	1/15/2028	Quarterly US LIBOR	+2.95%	997,729
1,000,000	KVK CLO 2016-1 Ltd. ^~	4.6863	1/15/2029	Quarterly US LIBOR	+2.25%	1,011,838
500,000	KVK CLO 2018-1 Ltd. ^~	3.9813	5/20/2029	Quarterly US LIBOR	+1.65%	499,389
66,916	Long Beach Mortgage Loan Trust 2003-2 ~	5.1314	6/25/2033	Monthly US LIBOR	+2.85%	66,991
18,785	Long Beach Mortgage Loan Trust 2004-1 ~	3.1064	2/25/2034	Monthly US LIBOR	+0.83%	18,850
2,000,000	Marathon CLO V Ltd. ^~	8.0619	11/21/2027	Quarterly US LIBOR	+5.75%	1,964,571
140,029	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5 ~	4.2314	7/25/2035	Monthly US LIBOR	+1.95%	140,592
132,522	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC7 ~	4.0064	7/25/2034	Monthly US LIBOR	+17.25%	129,131
2,450,000	Oaktree CLO 2014-1 ^~	8.6380	5/13/2029	Quarterly US LIBOR	+6.30%	2,456,756
1,500,000	Octagon Investment Partners XX Ltd. ^~	7.5880	8/12/2026	Quarterly US LIBOR	+5.25%	1,482,474
223,805	RAMP Series 2002-RS3 Trust ~	3.2564	6/25/2032	Monthly US LIBOR	+0.98%	207,904
1,000,000	Sound Point CLO IX Ltd. ^~	8.9690	7/20/2027	Quarterly US LIBOR	+6.50%	982,221
190,556	Specialty Underwriting & Residential Finance Trust Series 2004-BC4 ~	3.4814	10/25/2035	Monthly US LIBOR	+1.20%	177,877
289,597	Structured Asset Investment Loan Trust 2004-7 ~	3.4064	8/25/2034	Monthly US LIBOR	+1.13%	282,618
109,279	Structured Asset Securities Corp 2005-WF1 ~	4.1864	2/25/2035	Monthly US LIBOR	+1.91%	107,109
89,566	Structured Asset Securities Corp 2005-WF1 ~	4.3364	2/25/2035	Monthly US LIBOR	+2.10%	75,894
405,482	Symphony CLO II Ltd. ^~	3.8114	10/25/2020	Quarterly US LIBOR	+1.50%	405,904
1,000,000	Symphony CLO XIV Ltd. ^~	4.2863	7/14/2026	Quarterly US LIBOR	+1.85%	1,004,145
2,000,000	Tralee CLO V Ltd. ^~	4.9588	10/20/2028	Quarterly US LIBOR	+2.20%	2,006,600
1,000,000	Trinitas CLO I Ltd. ^~	7.1863	4/15/2026	Quarterly US LIBOR	+4.75%	985,325
2,000,000	Tryon Park CLO Ltd. ^~	5.1363	4/15/2029	Quarterly US LIBOR	+2.70%	1,981,030
1,000,000	Venture XVI CLO Ltd. ^~	4.9463	1/15/2028	Quarterly US LIBOR	+2.51%	989,439
2,000,000	Venture XVI CLO Ltd. ^~	7.4663	1/15/2028	Quarterly US LIBOR	+5.03%	1,930,000
1,380,000	Zais CLO 5 Ltd. ^~	4.8363	10/15/2028	Quarterly US LIBOR	+2.40%	1,384,807
						46,749,396
	PHARMACEUTICALS - 0.6%
1,000,000	Allergan Funding SCS	3.0000	3/12/2020			996,710
500,000	Zoetis, Inc.	3.4500	11/13/2020			500,845
						1,497,555
	PIPELINES - 4.7%
1,313,000	DCP Midstream Operating LP	2.7000	4/1/2019			1,306,435
300,000	DCP Midstream Operating LP ^#	5.8500	5/21/2043	Quarterly US LIBOR	+3.85%	270,000
822,000	Energy Transfer Operating LP	4.1500	10/1/2020			829,351
3,615,000	IFM US Colonial Pipeline 2 LLC ^	6.4500	5/1/2021			3,795,897
3,065,000	Midcontinent Express Pipeline LLC ^	6.7000	9/15/2019			3,140,783
395,000	Plains All American Pipeline LP	2.6000	12/15/2019			391,541
535,000	Plains All American Pipeline LP	5.0000	2/1/2021			546,259
731,000	Plains All American Pipeline LP	5.7500	1/15/2020			749,010
						11,029,276

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 94.0% (Continued)
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 4.4%
$150,000	American Tower Trust I ^	3.0700	3/15/2023			$145,489
500,000	Crown Castle International Corp.	2.2500	9/1/2021			479,853
764,000	Crown Castle International Corp.	3.4000	2/15/2021			759,568
2,942,000	GLP Capital LP / GLP Financing II, Inc.	4.8750	11/1/2020			2,982,452
1,277,000	Government Properties Income Trust	3.7500	8/15/2019			1,281,256
1,304,000	iStar, Inc.	5.0000	7/1/2019			1,305,630
1,489,000	PotlatchDeltic Corp.	7.5000	11/1/2019			1,542,915
1,422,000	SBA Tower Trust ^	2.8980	10/15/2019			1,418,518
400,000	SBA Tower Trust ^	3.1560	10/8/2020			396,625
						10,312,306
	RETAIL - 0.1%
250,000	Advance Auto Parts, Inc.	5.7500	5/1/2020			257,466

	SAVINGS & LOANS - 0.2%
500,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021			545,325

	SEMICONDUCTORS - 0.2%
500,000	NXP BV / NXP Funding LLC ^	4.1250	6/15/2020			499,400

	SOFTWARE - 0.4%
800,000	Dun & Bradstreet Corp.	4.2500	6/15/2020			807,644

	TELECOMMUNICATIONS - 6.9%
400,000	CenturyLink, Inc.	6.1500	9/15/2019			406,000
1,121,000	Frontier Communications Corp.	7.1250	3/15/2019			1,129,407
1,557,000	Nokia OYJ	5.3750	5/15/2019			1,572,414
3,738,000	Sprint Capital Corp.	6.9000	5/1/2019			3,796,275
1,420,000	Sprint Communications, Inc.	7.0000	8/15/2020			1,473,250
487,000	Sprint Communications, Inc. ^	9.0000	11/15/2018			488,583
2,469,000	Sprint Spectrum Co. LLC ^	3.3600	9/20/2021			2,450,482
4,701,000	Telecom Italia Capital SA	7.1750	6/18/2019			4,789,144
						16,105,555

	TOTAL BONDS & NOTES (Cost $216,025,163)					218,857,499

	MUNICIPAL BOND - 0.0%
	WASHINGTON - 0.0%
95,000	Grant County Public Utility District No. 2	5.2900	1/1/2020			96,283
	TOTAL MUNICIPAL BOND (Cost $97,319)					96,283

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2018

Shares		Coupon Rate (%)	Spread	Rate	Fair Value

	PREFERRED STOCKS - 0.6%
	BANKS - 0.6%
7,400	Citigroup, Inc. #	6.8750	Quarterly US LIBOR	+4.13%	$202,242
40,000	Citigroup, Inc. #	7.1250	Quarterly US LIBOR	+4.04%	1,090,400
5,000	Northern Trust Corp.	5.8500			127,200
	TOTAL PREFERRED STOCKS (Cost $1,467,670)				1,419,842

	TOTAL INVESTMENTS - 98.2% (Cost $226,031,567)				$228,614,286
	OTHER ASSETS LESS LIABILITIES - 1.8%				4,307,614
	TOTAL NET ASSETS - 100.0%				$232,921,900

CLO - Collateralized Loan Obligation

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

*	Interest Only Securities

#	Variable Rate Securities

~	Floating Rate Securities

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 31.35% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

+	As of October 31, 2018 fair valued securities by the Valuation Committee had a market value of $748,991 and represented 0.32% of total net assets.

<	STEP Securities

FUTURES CONTRACTS

Long					Unrealized
Contracts	Description	Maturity	Counterparty	Notional Value **	Loss
106	10-Year US Treasury Note Future	December 2018	Interactive Brokers	$12,554,375	$(161,438)

Short					Unrealized
Contracts	Description	Maturity	Counterparty	Notional Value **	Gain
106	US Treasury Long Bond Future	December 2018	Interactive Brokers	$14,641,250	$727,695
Net Unrealized Gain from Futures Contracts					$566,257

**	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by Anfield Universal Fixed Income Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of Anfield Universal Fixed Income Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to Anfield Universal Fixed Income Fund.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

ASSETS
Investment securities:
At cost	$226,031,567
At fair value	$228,614,286
Receivable for securities sold	1,240,337
Dividends and interest receivable	2,620,173
Deposits for futures contracts	296,369
Net unrealized appreciation on futures contracts	566,257
Receivable for Fund shares sold	258,165
Prepaid expenses and other assets	64,822
TOTAL ASSETS	233,660,409

LIABILITIES
Due to custodian	373,697
Investment advisory fees payable	150,126
Payable to related parties	24,600
Payable for Fund shares repurchased	150,890
Distribution (12b-1) fees payable	5,686
Accrued expenses and other liabilities	33,510
TOTAL LIABILITIES	738,509
NET ASSETS	$232,921,900

Composition of Net Assets:
Paid in capital	$229,036,053
Accumulated earnings	3,885,847
NET ASSETS	$232,921,900

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)

October 31, 2018

Net Asset Value Per Share:
Class A Shares:
Net Assets	$23,942,398
Shares of beneficial interest outstanding (a)	2,326,044
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.29
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.92

Class C Shares:
Net Assets	$799,026
Shares of beneficial interest outstanding (a)	77,595
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.30

Class I Shares:
Net Assets	$208,180,476
Shares of beneficial interest outstanding (a)	20,207,140
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.30

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividends	$314,989
Interest	6,328,427
TOTAL INVESTMENT INCOME	6,643,416

EXPENSES
Investment advisory fees	1,439,620
Distribution (12b-1) fees:
Class A	71,159
Class C	2,656
Administration fees	242,194
Transfer agent fees	107,026
Shareholder service fees	104,789
Registration fees	56,175
Accounting services fees	47,466
Legal fees	43,646
Printing and postage expenses	32,613
Compliance officer fees	26,915
Custodian fees	23,119
Audit fees	20,000
Trustees fees and expenses	12,098
Insurance expense	12,022
Other expenses	8,575
TOTAL EXPENSES	2,250,073
Less: Fees waived by the Advisor	(128,740)
NET EXPENSES	2,121,333

NET INVESTMENT INCOME	4,522,083

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	1,506,216
Net realized loss from futures contracts	(203,675)
Net change in unrealized appreciation on investments	151,381
Net change in unrealized appreciation on futures contracts	566,257
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,020,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,542,262

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
FROM OPERATIONS
Net investment income	$4,522,083	$2,122,781
Net realized gain from investments	1,506,216	339,441
Net realized loss from futures contracts	(203,675)	—
Net change in unrealized appreciation on investments	151,381	1,689,600
Net change in unrealized appreciation on futures contracts	566,257	—
Net increase in net assets resulting from operations	6,542,262	4,151,822

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(216,876)
Class C	—	(895)
Class I	—	(1,892,307)
Total Distributions Paid*
Class A	(689,290)	—
Class C	(4,615)	—
Class I	(3,988,007)	—
Total distributions to shareholders	(4,681,912)	(2,110,078)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	22,447,380	26,499,998
Class C	722,975	25,200
Class I	131,333,426	55,426,342
Net asset value of shares issued in reinvestment of distributions:
Class A	390,830	164,864
Class C	4,556	865
Class I	2,809,120	1,572,707
Payments for shares redeemed:
Class A	(30,553,245)	(6,520,077)
Class C	(9,955)	(55,433)
Class I	(37,836,098)	(26,417,843)
Net increase in net assets from shares of beneficial interest	89,308,989	50,696,623

TOTAL INCREASE IN NET ASSETS	91,169,339	52,738,367

NET ASSETS
Beginning of the year	141,752,561	89,014,194
End of the year **	$232,921,900	$141,752,561

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $458,325 as of October 31, 2017.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017

SHARE ACTIVITY
Class A:
Shares Sold	2,196,343	2,613,285
Shares Reinvested	38,295	16,355
Shares Redeemed	(2,986,396)	(647,052)
Net increase (decrease) in shares of beneficial interest outstanding	(751,758)	1,982,588

Class C:
Shares Sold	70,551	2,490
Shares Reinvested	445	86
Shares Redeemed	(973)	(5,493)
Net increase (decrease) in shares of beneficial interest outstanding	70,023	(2,917)

Class I:
Shares Sold	12,834,050	5,488,999
Shares Reinvested	275,121	155,989
Shares Redeemed	(3,696,821)	(2,613,054)
Net increase in shares of beneficial interest outstanding	9,412,350	3,031,934

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.21	$10.03	$10.00	$10.18	$10.08
Activity from investment operations:
Net investment income (1)	0.23	0.16	0.30	0.29	0.23
Net realized and unrealized gain (loss) on investments (2)	0.10	0.19	0.03	(0.17)	0.06
Total from investment operations	0.33	0.35	0.33	0.12	0.29
Less distributions from:
Net investment income	(0.25)	(0.17)	(0.30)	(0.30)	(0.19)
Net asset value, end of year	$10.29	$10.21	$10.03	$10.00	$10.18
Total return (3)	3.25%	3.56%	3.32%	1.16%	2.91%
Net assets, at end of year (000)s	$23,942	$31,421	$10,988	$5,430	$3,749
Ratio of gross expenses to average net assets (4)(5)(6)	1.46%	1.52%	1.59%	1.76%	2.01%
Ratio of net expenses to average net assets (5)(6)	1.38%	1.20%	1.20%	1.20%	1.37%
Ratio of net investment income to average net assets (5)(6)	2.25%	1.55%	2.99%	2.84%	2.26%
Portfolio Turnover Rate	50%	43%	45%	26%	22%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.22	$10.04	$10.01	$10.19	$10.08
Activity from investment operations:
Net investment income (1)	0.18	0.10	0.24	0.22	0.16
Net realized and unrealized gain (loss) on investments (2)	0.08	0.18	0.01	(0.18)	0.01
Total from investment operations	0.26	0.28	0.25	0.04	0.17
Less distributions from:
Net investment income	(0.18)	(0.10)	(0.22)	(0.22)	(0.06)
Total distributions	(0.18)	(0.10)	(0.22)	(0.22)	(0.06)
Net asset value, end of year	$10.30	$10.22	$10.04	$10.01	$10.19
Total return (3)	2.59%	2.80%	2.52%	0.45%	1.68%
Net assets, at end of year (000)s	$799	$77	$105	$165	$100
Ratio of gross expenses to average net assets (4)(5)(6)	2.21%	2.27%	2.34%	2.51%	2.76%
Ratio of net expenses to average net assets (5)(6)	2.13%	1.95%	1.95%	1.95%	2.12%
Ratio of net investment income to average net assets (5)(6)	1.72%	0.98%	2.45%	2.16%	1.53%
Portfolio Turnover Rate	50%	43%	45%	26%	22%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.21	$10.04	$10.01	$10.19	$10.08
Activity from investment operations:
Net investment income (1)	0.26	0.19	0.32	0.31	0.24
Net realized and unrealized gain (loss) on investments (2)	0.10	0.18	0.03	(0.17)	0.09
Total from investment operations	0.36	0.37	0.35	0.14	0.33
Less distributions from:
Net investment income	(0.27)	(0.20)	(0.32)	(0.32)	(0.22)
Net realized gains	—	—	—	—	(0.00	) (7)
Total distributions	(0.27)	(0.20)	(0.32)	(0.32)	(0.22)
Net asset value, end of year	$10.30	$10.21	$10.04	$10.01	$10.19
Total return (3)	3.61%	3.70%	3.56%	1.42%	3.25%
Net assets, at end of year (000)s	$208,180	$110,254	$77,921	$50,777	$38,133
Ratio of gross expenses to average net assets (4)(5)(6)	1.21%	1.27%	1.34%	1.51%	1.76%
Ratio of net expenses to average net assets (5)(6)	1.13%	0.95%	0.95%	0.95%	1.12%
Ratio of net investment income to average net assets (5)(6)	2.54%	1.93%	3.19%	3.11%	2.38%
Portfolio Turnover Rate	50%	43%	45%	26%	22%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay a 1.00% sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend, as needed, valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Universal Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Anfield Universal Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Closed End Fund	$180,257	$—	$—	$180,257
Exchange Traded Fund	388,869	—	—	388,869
Mutual Funds	7,671,536	—	—	7,671,536
Bonds & Notes	—	218,108,508	748,991	218,857,499
Municipal Bond	—	96,283	—	96,283
Preferred Stocks	1,419,842	—	—	1,419,842
Derivatives
Futures Contracts **	566,257	—	—	566,257
Total	$10,226,761	$218,204,791	$748,991	$229,180,543

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 or Level 3 at the end of the reporting period.

*	Refer to the Schedule of Investments for classifications.

**	Net appreciation (depreciation) of futures contracts is reported in the above table.

Anfield Universal Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security Carter Holt Harvey:

Bonds & Notes
Beginning Balance 11/1/2017	$782,494
Total realized gain (loss)	—
Unrealized Depreciation	(46,070)
Cost of Purchases	—
Proceeds from Sales	—
Amortization	12,567
Net transfers in/out of level 3	—
Ending Balance 10/31/18	$748,991

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are below.

Fair Value at October 31, 2018	Valuation Techniques	Unobservable Input	Impact to Valuation
$96.64	Spread to comparable security adjusted for a fixed spread as of the last trade date.	720 basis point spread to comparable security with a rate of 4.625%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended October 31, 2018, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2018 for the Fund.

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged *	Net Amount
Futures Contracts	$727,695	$(161,438)	$566,257	$—	$—	$—
Total	$727,695	$(161,438)	$566,257	$—	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $296,369.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of October 31, 2018 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of October 31, 2018:

	Asset Derivatives
Contract
Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Interest Rate Contracts	Unrealized appreciation on futures contracts	$566,257

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of October 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Futures	Net realized loss from futures contracts;
Contracts	Net change in unrealized appreciation from futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2018:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the
		Year ended October 31,
Derivative Investment Type	Interest Rate Risk	2018
Futures contracts	$(203,675)	$(203,675)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statements of Operations
		Total for the
		Year ended October 31,
Derivative Investment Type	Interest Rate Risk	2018
Futures contracts	$566,257	$566,257

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2015 to October 31, 2017, or expected to be taken in the Fund’s October 31, 2018 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However the risk of loss due to these warranties and indemnities appears to be remote.

3.	PRINCIPLE INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed in these Notes to Financial Statements. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include, but are not limited to active trading risk, common stock risk, counterparty credit risk, credit risk, cybersecurity risk, emerging markets risks, fixed income risk, foreign (non-U.S.) investment risk, futures contract risk, hedging transactions risk, high yield risk, index risk, issuer-specific risk, investment companies and exchange-traded funds risks, leveraging risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, prepayment and extension risk, regulatory risk, securities lending risk, short sales risk, swap risk, valuation risk and variable or floating rate securities.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Currency Risk – The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2018, amounted to $183,850,376 and $89,624,137, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $1,439,620 for the year ended October 31, 2018.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund (The “Waiver Agreement”), until at least March 1, 2019, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding and front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The expense limits in effect prior to their expiration on March 1, 2018 were 1.20%, 1.95% and 0.95% for Class A, Class C and Class I shares. If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolios’ Operating Expenses are subsequently less than 1.50%, 2.25%, and 1.25% or 1.20%, 1.95% and 0.95% for Class A, Class C and Class I, respectively, prior to March 1, 2018 of average daily net assets the Advisor shall be entitled to reimbursement by the Portfolios for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolios’ expenses to exceed the expense limitation in effect at the time of the waiver. If the Portfolios’ Operating Expenses subsequently exceed 1.50%, 2.25%, and 1.25% or 1.20%, 1.95% and 0.95% for Class A, Class C and Class I, respectively, prior to March 1, 2018 per annum of the average daily net assets the reimbursements shall be suspended. No recoupment amount will be paid to the Advisor in any fiscal quarter unless the Board has determined in advance that a recoupment is in the best interest of the Fund and its shareholders.

During the year ended October 31, 2018, the Advisor waived fees in the amount of $128,740 in expenses to the Fund, which is subject to recoupment. The Advisor can recoup waived and reimbursed expenses of $323,873 until October 31, 2019, $355,837 until October 31, 2020 and $128,740 until October 31, 2021.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended October 31, 2018, the Distributor received $3,427 and $0 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $487 and $0 was retained by the principal underwriter for Class A and Class C shares, respectively.

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $225,976,659 and differs from market value by net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$6,408,030
Gross unrealized depreciation:	(3,770,403)
Net unrealized appreciation:	$2,637,627

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2018	October 31, 2017
Ordinary Income	$4,681,912	$2,110,078
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$4,681,912	$2,110,078

As of October 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,248,220	$—	$—	$—	$—	$2,637,627	$3,885,847

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and adjustments to perpetual bonds.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2018 the following held in excess of 25% of the voting securities of the Fund listed for the sole benefit of customers and may be deemed to control the Fund: Charles Schwab & Co. held 29.56% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. A Special Meeting of Shareholders (the “Meeting”) of the Fund was scheduled to be held on December 19, 2018 for the purpose of voting on the following proposals: (i) approval of a new advisory contract between the Trust, on behalf of the Fund, and Regents Park Funds, LLC, and (ii) approval of a new sub-advisory agreement between the Trust, on behalf of the Fund, Regents Park Funds, LLC and Anfield. The meeting was adjourned to January 18, 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Anfield Universal Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income Fund (the Fund) as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended, including the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Anfield Capital Management, LLC advised investment companies since 2013.

Denver, Colorado

December 28, 2018

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2018

Approval of Advisory Agreement – Anfield Universal Fixed Income Fund

At a meeting held on June 12 and 13, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Anfield Capital Management, LLC (“Anfield” or the “Adviser”) and the Trust, on behalf of the Anfield Universal Fixed Income Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s respective compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Anfield related to the Advisory Agreement, including the advisory agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that services the Fund and their background and experience; a review of the financial condition of Anfield; information regarding risk management processes; the compliance policies and procedures of Anfield, including its business continuity policies and a Code of Ethics for Anfield that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services provided by Anfield under the Advisory Agreement, the Board considered that Anfield’s employees have extensive asset management, risk management, operations and compliance experience. The Board considered that currently, Anfield acted as the Fund’s investment adviser. The Board considered the various oversight and supervisory roles performed by Anfield as Adviser for the Fund, and noted that Anfield generally provided management, compliance and operational support to the Fund. The Board also considered Anfield’s policies and procedures in the areas of business continuity and with respect to information systems security and the Trust’s CCO’s review and evaluation of the same, which found them to be satisfactory. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, and compliance policies and procedures for performing its duties under the current advisory agreement between the Trust and Anfield and that the nature, overall quality and extent of the advisory services provided by Anfield to the Fund were satisfactory and reliable.

Performance. The Board considered that under the Advisory Agreement, Anfield was responsible for the day-to-day management of the Fund’s investment portfolio. Among other data, the Board considered the performance of the Fund as compared to a group of funds that employ a similar investment strategy to that of the

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2018

Fund, as provided by Broadridge, an independent third-party data provider (the “Peer Group”) for the one-year and three-year period and since inception, as well as compared to the other funds in the Fund’s Morningstar category (Nontraditional Bond) and to the Fund’s selected benchmark indices. The Board considered that for both the one-year and three-year periods ended April 30, 2018, the Fund outperformed the median of the Peer Group and its primary benchmark index, the Bank of America Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index. The Board took into account Anfield’s discussion of the Fund’s positive performance. The Board also noted the Fund’s outperformance in terms of risk-adjusted return, and that Fund’s generally lower volatility relative to the Peer Group, and Anfield’s consistent approach to risk management. The Board concluded that the Fund’s overall performance was satisfactory and that Anfield was obtaining an acceptable level of investment returns for shareholders.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Board considered, among other data, a comparison of the Fund’s contractual advisory fee and net operating expense ratio to those of the Peer Group, as provided by Broadridge. The Board noted that the Adviser’s contractual advisory fee was slightly higher than the median of the Peer Group, but that it was lower than the Peer Group average and was not the highest among the funds within the Peer Group. The Board also noted that the Fund’s net total expenses after taking into account the Fund’s current expense limitation agreement was above the median of the Peer Group. The Board noted that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.50%, 2.25% and 1.25% of the average net assets of Class A, Class C and Class I shares, respectively (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses).

In considering the level of the Fund’s advisory fee, the Board also took into account the cost of other accounts managed by Anfield, if any, that used a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts.

The Board concluded that the current advisory fee paid to the Anfield was not unreasonable.

Profitability. The Board considered Anfield’s current profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Anfield based on the Fund’s current asset levels, and considered the total profits of Anfield from its relationship with the Fund. The Board concluded that Anfield’s profitability from its relationship with the Anfield Fund was not excessive.

Economies of Scale. The Board considered whether Anfield would realize economies of scale with respect to the advisory services provided to the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered Anfield’s profitability analysis included in the Board Materials, and noted that while costs of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow, at current asset levels, economies of scale had not yet been reached. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by Anfield as the Adviser of the Fund. The Board noted that Anfield did not believe it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although noted that certain benefits may result from its relationship with the Fund, including an enhanced firm profile, credibility, and brand recognition. The Board considered that these benefits are expected and appeared to be reasonable.

Conclusion. The Board, having requested and received such information from Anfield as they believed reasonably necessary to evaluate the terms of the current advisory agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2018

the renewal of the current advisory agreement for a subsequent one-year term was in the best interests of the Fund and its current and future shareholders.

In considering the advisory agreement, the Board did not identify any one factor as all important and each Independent Trustee may have considered different factors as more important.

Approval of New Advisory Agreement and Sub-Advisory Agreement – Anfield Universal Fixed Income Fund

Also at the Meeting, the Board voted to appoint Regents Park Funds, LLC (“Regents Park” or the “New Adviser”) to replace Anfield as the Fund’s investment adviser and to appoint Anfield as the Fund’s sub-adviser (Anfield is also referred to herein as the “Sub-Adviser”), subject to shareholder approval.

In connection with the appointment of Regents Park as the Fund’s investment adviser, the Board approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and Regents Park on substantially the same terms as the Advisory Agreement, subject to approval by the Fund’s shareholders. In connection with the appointment of Anfield as the Fund’s sub-adviser, the Board approved a sub-advisory agreement between the Trust, the New Adviser and Anfield (the “Sub-Advisory Agreement”), subject to approval by the Fund’s shareholders.

In connection with the Board’s consideration of the New Advisory Agreement and Sub-Advisory Agreement, the Board received written materials in advance of the meeting (the “Board Materials”), which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Regents Park and Anfield; (ii) descriptions of Regents Park’s and Anfield’s investment management personnel; (iii) an overview of each of Regents Park’s and Anfield’s operations and financial condition; (iv) a comparison of the Fund’s advisory fee and estimated overall expenses with those of comparable mutual funds; (v) the anticipated level of profitability from each of Regents Park’s and Anfield’s fund-related operations; (vi) a description of Regents Park’s and Anfield’s brokerage practices (including any soft dollar arrangements); (vii) each of Regents Park’s and Anfield’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and continuity of service; and (viii) information regarding the historical performance record of the Fund. The Board also took into account the materials and information that it had received from Regents Park and Anfield in connection with the Board’s initial approval of the New Advisory Agreement and the Sub-Advisory Agreement at an in-person meeting held on September 18-19, 2017.

Throughout the process, including at the meetings, the Board had numerous opportunities to ask questions of and request additional materials from Regents Park and Anfield. The Board discussed with Regents Park and Anfield each firm’s ability to provide quality investment advisory services to the Fund. During the meetings at which the Board considered the New Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees were advised by, and met, as necessary, in executive session with, their independent legal counsel.

Matters considered by the Board in connection with its approval of the New Advisory Agreement and Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the proposed New Advisory Agreement with the Trust on behalf of the Fund, including the proposed New Advisory Agreement; an overview of the personnel that would perform services for the Fund and their background and experience; a review of the financial condition of each of Regents Park and Anfield; information regarding risk management processes; the compliance policies and procedures of Regents Park and Anfield, including their business continuity policies and a Code of Ethics for each of Regents Park and Anfield containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund compared to other mutual funds with similar investment strategies.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2018

In reaching its conclusions with respect to the nature and quality of services to be provided by Regents Park, the Board considered that Regents Park’s employees each have extensive asset management, risk management, operations and compliance experience. The Board considered that currently, Anfield acted as the Fund’s investment adviser, and that if the proposed change of advisers is approved by Fund shareholders, Regents Park will be appointed as the Fund’s investment adviser and will delegate day-to-day investment decisions on behalf of the Fund to Anfield, which will become the Fund’s sub-adviser. The Board considered the various oversight and supervisory roles performed by Anfield and proposed to be performed by Regents Park as the New Adviser for the Fund, and noted that up to that point Anfield generally provided management, compliance and operation support to the Fund, and that Regents Park has proposed to provide these functions through its Sub-Adviser Oversight Committee. The Board noted that Regents Park is an affiliate of Anfield comprised of almost all of the same management personnel as Anfield and considered the Board’s familiarity with such personnel obtained from the Board’s oversight of other funds in the Trust advised or sub-advised by Anfield. The Board also considered each of Regents Park’s and Anfield’s policies and procedures in the area of business continuity and with respect to information systems security and the Trust’s CCO’s review and evaluation of the same, which found them to be satisfactory. The Board considered that Regents Park appeared to possess the skills, experience and sophistication necessary to effectively manage the Fund’s investment strategies and oversee and monitor the operations of the Fund’s sub-adviser, and concluded that Regents Park had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Regents Park to the Fund should be satisfactory and reliable. The Board further concluded that Regents Park had the skills, experience and sophistication necessary to effectively oversee Anfield as the sub-adviser to the Fund.

With respect to Anfield, the Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement with the Trust on behalf of the Fund, including the Sub-Advisory Agreement, an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions are made and executed, information security policy and risk management processes; information relating to Anfield’s financial condition; an overview of the personnel that would perform services for the Fund and their background and experience; and Anfield’s compliance policies and procedures, inclusive of its business continuity policy and information systems security policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board took into account its familiarity with Anfield obtained from the Board’s oversight of the Fund, as well as other funds in the Trust that are advised or sub-advised by Anfield. The Board considered the experience and performance of Anfield’s portfolio management team, research staff, and compliance program. The Board considered the affiliation between Regents Park and Anfield and any potential conflicts of interest, its prior experience with Anfield and Anfield’s practices with respect to monitoring compliance and found that Anfield has devoted appropriate resources to compliance. The Board found no material changes in the nature, extent and quality of services provided by Anfield to the Fund since the Board’s last consideration of an investment advisory agreement between the Trust and Anfield at the June 2017 and September 2017 Board meetings. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by Anfield to the Fund were expected to be satisfactory and reliable.

Performance. The Board considered that Anfield would be responsible for the day-to-day management of the Fund’s investment portfolio. Among other data, the Board considered the performance of the Fund as compared to a group of funds that employ a similar investment strategy to that of the Fund, as provided by Broadridge, an independent third-party data provider (the “Peer Group”) for the one-year and three-year period and since inception, as well as compared to other Funds in the Fund’s Morningstar category (Nontraditional Bond) and the Fund’s selected benchmark indices. The Board considered that for both the one-year and three-year periods ended April 30, 2018, the Fund outperformed the median of the Peer Group and its primary benchmark index, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index. The Board took into account Anfield’s discussion of the Fund’s positive performance. The Board also noted the Fund’s outperformance in terms of risk-adjusted

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2018

return, and that the Fund’s generally lower volatility relative to the Peer Group, and Anfield’s consistent approach to risk management. The Board concluded that the Fund’s overall performance was satisfactory, and that Anfield was obtaining an acceptable level of investment returns for shareholders.

Fees and Expenses. As to the costs of the services to be provided by the New Adviser, the Board considered, among other data, a comparison of the Fund’s contractual advisory fee and net operating expense ratio to those of the Peer Group, as provided by Broadridge. The Board noted that the New Adviser’s contractual advisory fee was slightly higher than the median of the Peer Group, but that it was lower than the Peer Group average and was not the highest among the funds within the Peer Group. The Board considered that the advisory fee and the sub-advisory fee for the Fund would not change under the New Advisory Agreement or Sub-Advisory Agreement. The Board also noted that the Fund’s net total expenses after taking into account the Fund’s current expense limitation were not above the median of the Peer Group. The Board noted that the New Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.50%, 2.25% and 1.25% of the average net assets of Class A, Class C and Class I shares, respectively (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses), and that the terms of the new expense reimbursement agreement would be the same as the terms of the Fund’s expense reimbursement agreement with Anfield. The Board also took into account the amount of the advisory fee to be retained by Regents Park and the services to be provided.

In considering the level of the Fund’s advisory and sub-advisory fee, which would be paid by the New Adviser and not the Fund, with respect to the Fund, the Board also took into account the cost of other accounts managed by Regents Park or Anfield, if any, that used a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts. The Board then concluded that the contractual advisory fee and sub-advisory fee, to be paid by Regents Park to Anfield out of its advisory fee, were not unreasonable.

Profitability. The Board considered each of Regents Park’s and Anfield’s estimated profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by each of Regents Park and Anfield based on the Fund’s current asset levels and the current advisory and the sub-advisory fee that is being paid to each of Regents Park and Anfield. The Board considered the estimated profits of each of Regents Park and Anfield and concluded that neither Regents Park nor Anfield’s profitability from its relationship with the Fund was excessive.

Economies of Scale. The Board considered whether Regents Park and Anfield would realize economies of scale with respect to their management of the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered each of Regents Park’s and Anfield’s profitability analysis included in the Board Materials, and noted that while costs of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow, at current asset levels, economies of scale had not yet been reached. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield as the proposed New Adviser and Sub-Adviser of the Fund, respectively, from their association with the Fund. The Board noted that Regents Park and Anfield did not believe either would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the firms noted that certain benefits may result from their relationships with the Fund, including an enhanced firm profile, credibility, and brand recognition. The Board considered that these benefits are expected and appeared to be reasonable.

Conclusion. The Board, having requested and received such information from each of Regents Park and Anfield as they believed reasonably necessary to evaluate the terms of the New Advisory Agreement and Sub-

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2018

Advisory Agreement, respectively, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the New Advisory Agreement and Sub-Advisory Agreement for an initial two-year term is in the best interests of the Fund and its current and future shareholders. In considering the New Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2018

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/18	10/31/18	5/1/18 – 10/31/18	5/1/18 – 10/31/18
Class A	$1,000.00	$1,020.20	$ 7.03	1.38%
Class C	1,000.00	1,017.40	10.83	2.13
Class I	1,000.00	1,021.50	5.78	1.13

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/18	10/31/18	5/1/18 – 10/31/18	5/1/18 – 10/31/18
Class A	$1,000.00	$1,018.25	$ 7.02	1.38%
Class C	1,000.00	1,014.47	10.82	2.13
Class I	1,000.00	1,019.48	5.78	1.13

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2018

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	5	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	5	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Interim Vice Chancellor for Academic Affairs (since 2018) University of Washington Bothell; Interim Dean (2017-2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	5	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2018.

**	As of October 31, 2018, the Trust was comprised of 21 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for the Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF, Affinity Small Cap Fund and Anfield Universal Fixed Income ETF, each of which are advised by Regents Park Funds, LLC, an affiliate of the Fund’s Adviser.

10/31/18 – Two Roads v2

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2018.

**	As of October 31, 2018, the Trust was comprised of 21 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for the Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF, Affinity Small Cap Fund and Anfield Universal Fixed Income ETF, each of which are advised by Regents Park Funds, LLC, an affiliate of the Fund’s Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/18 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-866-4848.

Adviser

Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Anfield Universal Fixed Income Fund	18,500	16,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Anfield Universal Fixed Income Fund	3,500	3,250

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2017 and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2017 and 2018 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: January 4, 2019